Exhibit 24.01
POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ ROBERT M. BEAVERS, JR.
Robert M. Beavers, Jr.

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ BRUCE P. BICKNER
Bruce P. Bickner

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ JOHN H. BIRDSALL, III
John H. Birdsall, III

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ NORMAN R BOBINS
Norman R Bobins

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ BRENDA J. GAINES
Brenda J. Gaines

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ RAYMOND A. JEAN
Raymond A. Jean

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ DENNIS J. KELLER
Dennis J. Keller

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ R. EDEN MARTIN
R. Eden Martin

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ GEORGIA R. NELSON
Georgia R. Nelson

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ ARMANDO J. OLIVERA
Armando J. Olivera

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ JOHN RAU
John Rau

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (d/b/a Nicor Gas Company), an Illinois corporation, hereby authorizes and appoints any officer of Nicor Gas Company and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the company’s First Mortgage Bonds and to execute and file any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act.
Date: February 19, 2009

/s/ JOHN C. STALEY
John C. Staley